November 2 0 0 5

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

DRAFT #2

11/3/2005 8:19 PM

Safe Harbor

Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities and Litigation Reform Act of 1995.  Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated, the Company will not be able to acquire land or identify new projects, as anticipated,  sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated, the effect of the adoption of the SOP will differ from that anticipated or will have a materially adverse impact on the operations of Resort segment,  and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2005 and its Quarterly Report on Form 10-Q to be filed on or about November 9, 2005.

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Investment Considerations

Impressive revenue and income growth

Sixth largest (1) operator of vacation ownership resort
properties

Leader in direct-to-consumer sales of residential home
sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major corporations

Strong balance sheet

          (1) Source: Vacation Ownership World, based on 2004 projected sales.

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Q3 2005 Financial Highlights

                                                                                                                      2005                                               2004                                    Change

Resorts Sales

$ 114.4

$

96.1

19%

Communities Sales

$

52.4

$

65.8

(20)%

Total Sales

$ 166.8

$ 161.9

3%

Cost of Sales/Percent

Resorts

$ 25.0 / 22%

$ 23.9 / 25%

5%

Communities

$ 27.9 / 53%

$ 34.9 / 53%

(20)%

Pre-Tax Income

$

30.4

$  26.5

14%

Net Income

$

18.7

$  16.3

14%

EPS

$

0.60

$ 0 .54

11%

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

36% CAGR
$700
$600
$500
$400
$300
$200
$100
$0
$241
$279
$438
$602
2001
2002
2003
2004

bluegreen

Total Revenue Growth

($ in Millions.  Includes revenue from all sources.)

Bluegreen Corporation
NYSE: BXG

14% CAGR
$530
$510
$490
$470
$450
$430
$410
$390
$449
$514
2004
2005

COLORFUL PLACES TO LIVE AND PLAY®
bluegreen

Total Revenue Growth

($ in Millions.  Includes revenue from all sources.)

Nine Months

Nine Months

Bluegreen Corporation

NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

45% CAGR
$40
$35
$30
$25
$20
$15
$10
$5
$0
$12
$16
$26
$37
2001
2002
2003
2004

bluegreen®

Net Income Growth

($ in Millions)

(1) Prior to cumulative effect of change in accounting principle

(1)

Bluegreen Corporation

NYSE: BXG

31% CAGR
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Nine Months '04
Nine Months '05

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Net Income Growth

($ in Millions)

$30

$39

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

2
1.5
1
0.5
0
39% CAGR
$0.46
$0.62
$0.94
$1.23
2001
2002
2003
2004

bluegreen

Earnings Per Share Growth

(1) Prior to cumulative effect of change in accounting principle

(1)

$

$

$

$

$

Bluegreen Corporation
NYSE: BXG

24% CAGR
$1.50
$1.00
$0.50
$0.00
Nine Months '04
Nine Months '05

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Earnings Per Share Growth

$1.02

$1.26

(1)

Calculated using approximately 30.6 million weighted average common and common equivalent shares outstanding (“shares outstanding”).

(2)

Calculated using approximately 31.2 million shares outstanding.

(1)

(2)

Bluegreen Corporation

NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Segment Sales

Resorts

Communities

2004

38%

64%

Nine Months ‘05

36%

62%

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Ownership Structure

31.4% ownership by Levitt Corporation (NYSE:LEV)

Top 5 Institutional Holders

8.4% Dimensional Fund Advisors(1)

3.4 % Batterymarch Financial Management

3.1 % Hennessy Advisors (1)

2.7%  Numeric Investors

2.0%  Barclays Global Investors, N.A.

   (1)

As of September 30, 2005.  Others as of June 30, 2005.

Bluegreen Resorts

42 in-network resorts,
near popular “drive to”
vacation destinations
and Aruba

Vacation Ownership
Interests sold through
points-based
Bluegreen Vacation
Club®

Expansion of
distribution through off-
site sales offices

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Resorts

Approximately 150,000
owners at 9/30/05

Benefiting from sales to
existing owner base,
reducing sales and
marketing costs

Interest income and
cash generation
through Vacation
Ownership Interest
financing

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Drive-To Locations

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen

Bluegreen Vacation Club

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or biennial allotment of “vacation points” that can be used for varying length of stays at any of 42 in-network resorts or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominium International, Inc., the largest vacation ownership exchange company.

Bluegreen Vacation Club

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide – Revised September 2005)

Example A

4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando, Florida (Red Season – Monday through Thursday)

Plus 3 nights in a one-bedroom vacation home in MountainLoft in Gatlinburg, Tennessee (Red Season – Thursday through Saturday)

Example B

7 nights in a one-bedroom vacation home at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red Season)

Example C

3 nights in a 2 bedroom vacation home at the Suites at Hershey Resort in Hershey, Pennsylvania (Red Season – Monday through Wednesday)

Plus 2 nights in a studio vacation home at the Lodge Alley Inn in Charleston, South Carolina (High Red Season – Friday through Saturday)

Plus 3 nights in a one-bedroom vacation home at Mountain Run at Boyne in Boyne Falls, Michigan (High Red Season – Tuesday through Thursday)

Why Vacation Ownership?

Concept originated in the 1960s

Spacious, home-like accommodations with
extensive amenities

Flexibility

Increased credibility and awareness

Growing acceptance and customer
satisfaction

3.9 million households in the U.S. own timeshares (1)

43% industry sales growth (2002-2004) (1)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

(1) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

Target market (40-59 years old) is fastest growing
segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from

             2000-2010 (1)

Estimated 5% market penetration in the $50,000+
income bracket

(1) Source: U.S. Census. Population 15 years and over

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

$350
$300
$250
$200
$150
$100
$50
$0
29 CAGR %
17% CAGR
$144
$177
$254
$311
$236
$277
2001
2002
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Bluegreen Resorts Financial Highlights

Sales

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

[redacted]

38% CAGR
18% CAGR
$60
$50
$40
$30
$20
$10
$0
$20
$22
$50
$53
$43
$51
2001
2002
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Bluegreen Resorts Financial Highlights

Field Operating Profit (1) (1)

      (1)   Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest expense, income taxes, and minority interest.

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

14% CAGR
18% CAGR
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
19,915
26,839
31,574
24,258
28,719
2002
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Number of Vacation Ownership Interest Sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

COLORFUL PLACES TO LIVE AND PLAY®

26% CAGR
150,000
125,000
100,000
75,000
50,000
25,000
0
88,000
115,000
134,000
150,000
3/31/2002
12/31/2003
12/31/2004

bluegreen

Growing Number of Resort Owners

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

9/30/2005

COLORFUL PLACES TO LIVE AND PLAY®

30%
25%
20%
15%
10%
5%
0%
% of Sales
14%
18%
19%
24%
23%
2001
2002
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Growing Upgrade Sales to Existing Owner Base

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

27%

COLORFUL PLACES TO LIVE AND PLAY®

30%
20%
10%
0%
% of Sales
20%
24%
24%
21%
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Resorts Cost of Sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Resort Marketing

Multi-pronged approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Local promotions, online, telesales

Kiosks and off-premises contacts

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

Bluegreen Corporation
NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

Amount of U.S. Timeshare Sales
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
billions of dollars
$7.9 billion
1975
1980
1985
1990
1995
2000
2005
On January 1st of Year

bluegreen

Vacation Ownership Industry Growth

Source: American Resort Development Association (ARDA)

COLORFUL PLACES TO LIVE AND PLAY®

Golf
Club

bluegreen

Bluegreen Communities

Direct-to-consumer sales

Deed restricted
communities

Target markets with
sophisticated technology

“Exurbia” in southeastern
and southwestern United
States

Reduced homebuilder
competition

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

- 
- 
- 
-

Golf
Club

bluegreen

Bluegreen Communities

Certain properties include
golf courses designed by
PGA champions

Primarily a cash business,
with minimal cap-ex

Projects generally bonded
to completion

Focused on replenishing
inventory

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Concentrated Communities Footprint

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

26% CAGR
9% CAGR
$210
$180
$150
$120
$90
$60
$30
$0
$96
$101
$104
$192
$141
2001
2002
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Bluegreen Communities Financial Highlights

Sales

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

$153

COLORFUL PLACES TO LIVE AND PLAY®

36% CAGR
39% CAGR
$40
$35
$30
$25
$20
$15
$10
$5
$0
$15
$15
$13
$38
$28
$39
2001
2002
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Bluegreen Communities Financial Highlights

Field Operating Profit (1)

           (1)    Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest expense and income taxes.

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

COLORFUL PLACES TO LIVE AND PLAY®

60%
50%
40%
30%
20%
10%
0%
% of Sales
55%
55%
54%
52%
2003
2004
Nine Months '04
Nine Months '05

bluegreen

Communities Cost of Sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Bluegreen Golf Communities

Higher margin product

58% of Communities sales in nine months 2005

Courses remain Company-owned asset, even
after sell-out

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Bluegreen Golf Communities

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™ (in development)

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek , 2005)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Replenishing Communities Portfolio

Historically, a routine process

Significant sales in 2004 and first six months of
2005 led to earlier than expected sell-out

Focus on existing and new markets

$77.1 million of inventory with estimated remaining
life-of-project sales of $362 million at 12/31/04

Two new Texas properties acquired in Q2 2005

2,567 acres in total

The Settlement at Patriot Ranch commenced sales
August 2005

Havenwood at Hunters’ Crossing expected to commence
sales early 2006

Estimated $50 million in aggregate project sales

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Communities

Appendix:
Financial Position and Liquidity

Bluegreen Corporation

NYSE: BXG

COLORFUL PLACES TO LIVE AND PLAY®

bluegreen®

Condensed Consolidated Balance Sheets

($ in millions)

Assets

  12/31/03

 12/31/04

  09/30/05

Cash and Cash Equivalents

$39.5

$79.1

$68.0

Restricted Cash and Cash Equivalents

14.1

19.4

20.7

Contracts Receivable, Net

25.5

28.1

43.8

Notes Receivable, Net

94.2

121.9

131.6

Inventory, Net

219.9

205.2

215.0

Retained Interest in Notes Receivables sold

61.0

72.1

96.7

Property and Equipment, Net

63.4

74.2

79.5

Other Assets

33.4

34.7

35.7

Total Assets

$551.0

$634.8

$690.9

Liabilities

Accounts Payable, accrued Liabilities and other

$39.8

$55.9

$55.3

Deferred Income

18.6

24.2

32.7

Deferred Income Taxes

43.9

58.2

83.7

Line-of-Credit and Notes Payable

112.8

115.6

88.8

10.50% Senior Secured Notes

110.0

110.0

55.0

8.25% Convertible Subordinated Debentures

34.4

-

-

Junior Subordinated Debentures

-

-

59.3

Total Liabilities

359.5

363.9

374.8

Minority Interest

4.6

6.0

9.3

Shareholders’ Equity

186.9

264.9

306.9

Total Liabilities and Shareholders Equity

$551.0

$634.8

$690.9

COLORFUL PLACES TO LIVE AND PLAY®

$350
$300
$250
$200
$150
$100
$50
$0
$158
$187
$265
$307
Dec '02
Dec '03
Dec '04
Sept '05

2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.2
1.4
0.9
0.7
Dec '02
Dec '03
Dec '04
Sept '05

bluegreen

Key Financial Metrics

Shareholders’ Equity

Debt –To-Equity Ratio

($ in millions)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

COLORFUL PLACES TO LIVE AND PLAY®

$160
$140
$120
$100
$80
$60
$40
$20
$0
$111
$149
$106
$148
2003
2004
9 Mos. '04
9 Mos. '05

bluegreen

Receivables Financing Program

Financed approximately
99% of Vacation Ownership
Interest purchases

Portfolio yields
approximately 15% per year,
generating significant
interest income

Owners are required to
make at least 10% down
payment of sales price and
finance balance over 10
years

In-house servicing of all
receivables

Significant cash generation
potential through the sale of
receivables portfolio

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

Receivables Sale Facilities

(1) As of September 30, 2005

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

Branch Banking & Trust

12/05

$100 million

$85 million

$15 million

General Electric Capital Corp.

10/06

$125 million

$39 million

$86 million

Amount

Facility

Outstanding

Amount

Expiration

Amount

September 30, 2005

Available(1)

Credit Facilities (expiration)

$75 Million GMAC Receivables Facility (September 2006)

$75 Million GMAC Resorts AD&C Facility (September 2006)

$75 Million GMAC Communities A&D Facility (September 2007)

$30 Million Textron Receivables Facility (March 2006)

$50 Million Resort Finance A&D Facility (January 2007)

$30 Million Wells Fargo Foothill Revolving Facility (December 2006)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2006)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

November 2 0 0 5

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG